CNL Strategic Capital, LLC 8-K

Exhibit 10.2

Pledge And Assignment Of Bank And Deposit Accounts

THIS PLEDGE AND ASSIGNMENT OF BANK AND DEPOSIT ACCOUNTS (this “Agreement”) is made and entered into this 15 day of February, 2024 by CNL STRATEGIC CAPITAL, LLC, a limited liability company organized under the laws of the State of Delaware, with its principal place of business at 450 S. Orange Avenue, Orlando, FL 32801 (“Pledgor”), with and in favor of VALLEY NATIONAL BANK (successor by merger to BANK LEUMI USA) (the “Bank”). The term “Bank” as used throughout this instrument shall be deemed to include VALLEY NATIONAL BANK, all its subsidiaries, and all its agencies, branches and departments wherever located.

1.      Pledge. For VALUE RECEIVED, and in order to induce Bank to extend or continue to extend credit and/or financial accommodations to Pledgor and/or CNL STRATEGIC CAPITAL B, INC. (the “Borrower”) and as security for the full and prompt payment performance of the Obligations (as defined below) Pledgor hereby pledges, assigns, transfers, grants a security interest in and delivers to Bank all of Pledgor’s right, title, and interest in and to the following accounts and property, whether negotiable or nonnegotiable, and all security entitlements of Pledgor with respect thereto and rights therein (collectively, the “Accounts” or “Collateral”):

(a)      all bank and deposit accounts (whether a deposit account, money market account, certificate of deposit or other account), including, without limitation, that certain bank account into which the Subscription Agreement Funds (as defined in the Loan Agreement (as defined below)) are deposited, which bank account is maintained at Bank; and

(b)      all Subscription Agreement Funds; and

(c)      all certificates, confirmations, receipts, passbooks, if any, and other instruments evidencing the account referred to in clause (a) above or any deposits therein, and

(d)      all moneys now on deposit and hereafter deposited or credited to the account referred to in clause (a) above, including all interest or premiums accrued or accruing thereon now or in the future; and

(e)      any renewals, replacements, additions or substitutions thereto and thereof (including those having account numbers different from those existing on the date hereof); and

(f)       all dividends, distributions, liquidations or realizing monetary value of Pledgor’s investments and loans in Portfolio Companies (as defined in the Loan Agreement); and

(g)      all proceeds of any and all of the foregoing.

2.        Obligations Secured. The term “Obligations” shall include all liabilities, loans, advances, letters of credit, debts, obligations, covenants and duties of any kind or nature owing by Pledgor or Borrower to Bank (which may be evidenced by, or otherwise arise under or in connection with, one or more loan, credit or letter agreements (including, without limitation, that certain Loan and Security Agreement executed on or about the date hereof by and between Borrower and Bank, the “Loan Agreement”), promissory notes, reimbursement agreements, guarantees or any other agreements and documents executed and/or delivered to Bank pursuant thereto (as each may be amended, modified, extended or renewed from time to time, the “Loan Documents”), whether direct or indirect, absolute or contingent, joint, several or independent, secured or unsecured, liquidated or unliquidated, contractual or tortious now or hereafter existing, due or to become due to, or held or to be held by, Bank for its own account or as agent for another or others, whether created directly or acquired by assignment or otherwise, whether or not (i) evidenced by any note, guaranty or other instrument, (ii) arising under any agreement, instrument or document, (iii) for the payment of money, (iv) arising by reason of an extension of credit, opening of a letter of credit, loan, banker’s acceptance, equipment lease or guarantee, (v) under any interest or currency swap, future, option or other interest rate protection or similar agreement, (vi) under or by reason of any foreign currency transaction, forward, option or other similar transaction providing for the purchase of one currency in exchange for the sale of another currency, or in any other manner, (vii) arising out of overdrafts on deposit or other accounts or out of electronic funds transfers (whether by wire transfer or through automated clearing houses or otherwise) or out of the return unpaid of, or other failure of Bank to receive final payment for, any check, item, instrument, payment order or other deposit or credit to a deposit or other account, or out of Bank’s non-receipt of or inability to collect funds or otherwise not being made whole in connection with depository or other similar arrangements, including, without limitation, any exposure to Bank under Bank’s commercial card program, or (viii) arising from any amendments, extensions, renewals and increases of or to any of the foregoing, and all costs and expenses of Bank incurred in the documentation, negotiation, modification, enforcement, collection and otherwise in connection with any of the foregoing, including attorneys’ fees and expenses.

Pledge and Assignment (Bank Accounts) (CNL Strategic Capital, LLC)

Notwithstanding anything to the contrary contained herein, if Pledgor is not the Borrower, then definition of “Obligations” shall specifically exclude any and all Excluded Swap Obligations. The foregoing limitation of the definition of Obligations shall only be deemed applicable to the obligations of Pledgor (or solely any particular Pledgor(s) if there is more than one Pledgor) under the particular Swap (or Swaps), or, if arising under a master agreement governing more than one Swap, the portion thereof, that constitute Excluded Swap Obligations. As used herein, (i) “Excluded Swap Obligations” means, with respect to each Pledgor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a Swap if, and to the extent that, all or any portion of this Agreement that relates to the obligations under such Swap is or becomes illegal as to such Pledgor under the Commodity Exchange Act (7 U.S.C. §1 et seq.), as amended from time to time, and any successor statute (the “CEA”), or any rule, regulation, or order of the Commodity Futures Trading Commission (the “CFTC”), by virtue of such Pledgor’s failure for any reason to qualify as an “eligible contract participant” (as defined in the CEA and regulations promulgated thereunder) on the Eligibility Date for such Swap; (ii) “Eligibility Date” means the date on which this Agreement becomes effective with respect to the particular Swap (for the avoidance of doubt, the Eligibility Date shall be the date of the execution of the particular Swap if this Agreement is then in effect, and otherwise it shall be the date of execution and delivery of this Agreement); and (iii) “Swap” means any “swap” as defined in Section 1a(47) of the CEA and regulations thereunder between Borrower and Bank, other than (A) a swap entered into on, or subject to the rules of, a board of trade designated as a contract market under Section 5 of the CEA, or (B) a commodity option entered into pursuant to CFTC Regulation 32.3(a).

3.      Control of the Account; Covenants of Pledgor; Sweeps.

3.1      Control of the Account; Covenants of Pledgor.

(a)      Until payment and performance in full of the Obligations (including any outstanding letters of credit regardless of whether any such letters of credit have been drawn upon), (i) Bank shall have the sole and exclusive right of withdrawal of Accounts; (ii) Pledgor shall have no right of withdrawal of any monies or funds from the Accounts; and (iii) Bank may make appropriate notations in its books and records (electronic or otherwise) to effectuate the foregoing.

(b)      Pledgor hereby acknowledges and agrees that so long as any Obligations remain unpaid (including any outstanding letters of credit regardless of whether any such letters of credit have been drawn upon), no withdrawals may be made by Pledgor from any of the Accounts absent the prior written consent of Bank, and that the pledge, assignment, and authorization herein above given is coupled with an interest and shall have priority over any and all claims which Pledgor or any other person or entity may or could have or assert at any time.

(c)      Pledgor agrees to deliver to Bank all certificates, confirmations, receipts, passbooks, and instruments relating to the Accounts.

(d)      [reserved].

(e)      All interest and premiums declared or paid on the Accounts shall be the property of Pledgor but shall remain as collateral and in the Accounts, subject to the restrictions contained in this Agreement, unless released by Bank, in its discretion, following a request from Pledgor. At any time after the occurrence of an Event of Default, Bank shall be entitled to apply all interest and premiums declared or paid on the Accounts in accordance with the provisions of Section 7 hereof.

(f)       Pledgor shall not create, assume, incur or permit or suffer to exist any pledge, encumbrance charge or other lien upon, or security interest in the Accounts, or any portion of the Accounts, except in favor of Bank.

3.2      Sweeps of Accounts. Pledgor and Bank agree that the Bank will sweep the funds in the Accounts once a month. Pledgor and Bank further agree, that in addition to any rights and remedies Bank may have with respect to the Accounts provided elsewhere in this Agreement, Bank is authorized to sweep the funds in the Accounts on a monthly basis and apply the same as follows:

(a)      If at the time of the monthly sweep, the outstanding balance under the Revolving Line (as defined in the Loan Agreement) is $0.00, the funds in the Accounts will be swept to Pledgor’s money market account maintained at Bank (the “Pledgor MMA”);

(b)      If at the time of the monthly sweep, the outstanding balance under the Revolving Line is greater than $0.00, the funds in the Accounts will be swept and applied to the outstanding Obligations (as defined in the Loan Agreement) until the outstanding balance under the Revolving Line is $0.00, and after such application, if any swept funds remain, the same will be swept to the Pledgor MMA; and

(c)      If at the time of the monthly sweep, the outstanding balance under the Revolving Line is greater than $0.00, and the funds in the Accounts swept and applied to the outstanding Obligations are insufficient to pay down the outstanding balance under the Revolving Line to $0.00 (the remaining balance outstanding after application of the swept funds, the “Post-Sweep Remaining Balance”), then with respect to the portion, if any, of the Post-Sweep Remaining Balance for which the Advance Due Date (as defined in the Loan Agreement) thereof has occurred, Pledgor shall, at Bank’s request, either (i) repay such portion of the Post-Sweep Remaining Balance outstanding under the Revolving Line from Pledgor’s operating cash flow or (ii) cause the capital raised and free cash flow of Pledgor’s Portfolio Companies (as defined in the Loan Agreement) to be distributed to repay such portion of the Post-Sweep Remaining Balance outstanding under the Revolving Line.

4.      Representations and Warranties. Pledgor represents and warrants to Bank that (a) the execution delivery and performance of this Agreement and all Loan Documents are within Pledgor’s powers and have been authorized by all necessary action required by law; (b) Pledgor is the sole legal owner of each of the Accounts and any instruments evidencing the same; (c) Pledgor has the right to pledge and grant a security interest in the Accounts and without the consent of any other party other than the issuing institution; (d) Pledgor has not made any prior assignment or pledge of any of the Accounts or any of the moneys therein or proceeds thereof or the chooses in action with respect thereto; (e) that no other person or entity has any claim or right thereto or any lien thereon; and (f) Pledgor will not grant or suffer to exist any such lien or encumbrance in the future, other than in favor of Bank.

5.      Rights of Bank. Bank may at any time and from time to time (whether or not after revocation or termination of this Agreement) without the consent of or notice to Pledgor, without incurring responsibility to Pledgor, without impairing or releasing Bank’s security interest in the Accounts, upon or without any terms or conditions and in whole or in part: (a) demand and receive payments on the Accounts and give releases, receipts, and acquittances therefor, (b) effect one or more withdrawals from the Accounts as may be required to pay wholly or partially any Obligations at any time outstanding; (c) apply the amounts withdrawn on account of the Obligations, irrespective of the genuineness, validity, or enforceability of any documents relating to the Obligations or of Borrower’s or Pledgor’s liabilities in respect thereof and of the existence, validity or value of any security; (d) change the manner, place, or terms of payment, and/or change or extend the time of payment of, renew, or alter any Obligation, any collateral therefor, or any liability incurred directly or indirectly in respect thereof, and the security interests herein granted shall apply to the Obligations as so changed, extended, renewed, or altered; (e) sell, exchange, release, surrender, realize upon, or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Obligations; (f) exercise or refrain from exercising any rights against Borrower or others (including Pledgor) or otherwise act or refrain from acting; settle or compromise any Obligation hereby secured, any collateral therefore, or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof (including, without limitation, the liability of any guarantor); (g) subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of Borrower to Bank; or (h) apply any sums by whomsoever paid or howsoever realized to any Obligation in any order regardless of what Obligations remain unpaid.

6.      Events of Default. The occurrence of any of the following shall constitute an “Event of Default” under this Agreement: (a) any “Event of Default” as defined in any of the Loan Documents; (b) any default under any Loan Document that does not have a defined set of “Events of Default” and the lapse of any notice or cure period provided in such Loan Documents with respect to such default; (c) failure of Pledgor to pay, withhold, collect or remit when assessed or due any tax, assessment or other sum payable with respect to any of the Collateral (including without limitation any premium on any insurance policy assigned to Bank as part of the Collateral), or the making of any tax assessment against Pledgor by the United States or any state or local government; provided, however, Pledgor may defer payment of any contested taxes, provided that Pledgor (i) in good faith contests its obligation to pay the taxes by appropriate proceedings promptly and diligently instituted and conducted, (ii) notifies Bank in writing of the commencement of, and any material development in, the proceedings, (iii) posts bonds or takes any other steps required to prevent the governmental authority levying such contested taxes from obtaining a lien upon any of the Collateral; (d) commencement of any proceeding, procedure, or remedy supplementary to or in enforcement of any judgment, issuance of any writ or order of attachment or garnishment, or the existence of any other lien against or with respect to any property of Pledgor; (e) Bank ceases, for whatever reason, to have a perfected first priority security interest in the Collateral; (f) Bank receives any notice or evidence that Pledgor or the Collateral may have directly or indirectly been engaged in any type of activity which, in Bank’s good faith judgment, might result in the loss, theft, damage or destruction of any of the Collateral, or the seizure or forfeiture of any of the Collateral by or to any federal, state or local governmental body; (g) any restriction is imposed on the pledge or transfer of any of the Collateral after the date of this Agreement without Bank’s prior written consent; and (h) [intentionally omitted].

7.      Remedies. Upon the occurrence of any Event of Default, Bank is authorized in its discretion to declare any and all of the Obligations to be immediately due and payable without demand or notice, which are expressly waived, and may exercise any one or more of the rights and remedies granted pursuant to this Agreement or given to a Bank under the Uniform Commercial Code of the applicable state, as it may be amended from time to time, or otherwise at law or equity, as Bank may determine in its sole discretion, including, by way of example, without notice except as specified below:

(a)      Bank shall have the right to draw or offset against the funds represented by the Accounts, and to liquidate the Accounts and apply the proceeds thereof to Obligations, and to do all acts necessary to draw such funds, to apply to all Obligations secured hereby, whether declared immediately due and payable or otherwise, and the officers of the issuing institution are authorized and directed to pay the same to Bank on demand.

(b)      The net proceeds arising from the disposition of the Accounts after deducting expenses incurred by Bank will be applied to the Obligations in the order determined by Bank in its sole discretion. If any excess remains after the discharge of all of the Obligations, the same will be paid to Pledgor. If after exhausting all of the Accounts, there is a deficiency, Pledgor or, if Pledgor is not borrowing from Bank or providing a guaranty of Borrower’s Obligations, then Borrower, will be liable therefor to Bank; provided, however, that nothing contained herein will obligate Bank to proceed against Pledgor, Borrower or any other party obligated under the Obligations or against any other collateral for the Obligations prior to proceeding against the Accounts.

(c)      Bank shall have no obligation to marshal with respect to the Accounts or other collateral.

8.      Taxes. Pledgor shall pay to Bank on demand any and all stamp, document, transfer or recording taxes, filing fees and similar impositions payable or hereafter reasonably determined by Bank to be payable in connection with this Agreement and any other documents, instruments and transactions pursuant to or in connection with any guaranty of all or a portion of the Obligations. Pledgor agrees to save Bank harmless from and against any and all present and future claims or liabilities with respect to, or resulting from, any delay in paying or failure to pay any such taxes or similar impositions, unless due to the gross negligence or willful misconduct of Bank, as determined by a final and non-appealable decision of a court of competent jurisdiction. The obligations of Pledgor pursuant to this Section 8 shall survive the termination of this Agreement and the repayment of the Obligations, and shall be part of the Obligations.

9.       Preservation of Rights. No delay or omission on Bank’s part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will Bank’s action or inaction impair any such right or power. Bank’s rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which Bank may have under other agreements, at law or in equity. Bank may proceed in any order against the Accounts, Pledgor, Borrower or any other obligor of, or any collateral securing, the Obligations.

10.      Power of Attorney. Pledgor does hereby make, constitute and appoint any officer or agent of Bank as Pledgor’s true and lawful attorney-in-fact, with power to file any claim, and or do any and all things and take any other action or proceedings, either in its own name or in the name of Pledgor or otherwise, alone or jointly, which Bank may deem necessary or advisable to carry out the intent of this Agreement, without notice to Pledgor and at Pledgor’s expense including the right (i) to endorse the name of Pledgor or any of Pledgor’s officers or agents upon any and all agreements, applications, notes, checks, drafts, money orders, or other instruments of payment or Collateral that may come into Bank’s possession; (ii) to otherwise perfect a security interest in the Accounts; (iii) to take control in any manner of any cash or noncash items of payment or proceeds of the Collateral; (iv) to demand, sue for, collect or receive and otherwise enforce payment of and collect any accounts, by legal proceedings or otherwise any money or property at any time payable or receivable on account of, in exchange for, or compromise, settle and/or release any and all disputes with respect to the Collateral; (v) to exercise all of Pledgor’s rights and remedies with respect to the Collateral; and/or; (vi) to take all other actions necessary, proper or convenient to protect Pledgor’s or Bank’s interest(s) in the Collateral; provided however, Bank may exercise such powers upon the occurrence of an Event of Default and any continuation thereof. Pledgor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest, and is irrevocable. Pledgor acknowledges and agrees that the power of attorney herein granted is for the benefit of Bank and does not require Bank to act for the benefit of Pledgor as principal; and the power of attorney herein granted is not intended to make Bank a fiduciary for Pledgor. Bank hereby accepts this power of attorney and all powers granted hereunder for the benefit of Bank.

11.      Governing Law. This Agreement and any extension of credit under the Loan Documents shall be governed by, and construed in accordance with, the laws of the State of Florida without regard to any principles of conflicts of laws which would or might make the laws of any other jurisdiction applicable. Notwithstanding the foregoing, to the extent applicable, the laws of the jurisdiction in which the Collateral is located shall apply to the creation and perfection of the security interests therein and to the exercise of remedies by Bank that pertain to or concern such Collateral, including, without limitation, the foreclosure of any security interests and liens granted in such Collateral.

12.      Venue; Jurisdiction. Any legal suit, action or proceeding against Bank or Pledgor arising out of or relating to this Agreement shall be instituted in any Federal or state court located in Orange County, Florida. Pledgor agrees such courts shall have exclusive jurisdiction in any suit, action or proceeding between Pledgor and Bank, and Pledgor further waives any objection which it may now or hereafter have based on venue and/or forum non conveniens of any such suit, action or proceeding, between Pledgor and Bank, and hereby irrevocably submits to the jurisdiction of any such court. Pledgor does hereby agree that service of process upon Pledgor at its notice address provided in the Loan Documents by registered mail, return receipt requested, shall be deemed in every respect effective service of process upon Pledgor in any such suit, action or proceeding at the time received or refused by Pledgor and shall constitute “personal delivery” thereof. Nothing contained herein shall affect the right of Bank to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against Pledgor in any other jurisdictions.

13.      WAIVER OF JURY TRIAL. PLEDGOR (a) KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVES EACH RIGHT PLEDGOR MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO, AND IN, ANY ACTION OR OTHER LEGAL PROCEEDING OF ANY NATURE, RELATING TO (i) THIS AGREEMENT, ANY CREDIT ACCOMMODATION PROVIDED WITH RESPECT HERETO, (ii) ANY TRANSACTION CONTEMPLATED IN ANY SUCH LOAN DOCUMENTS OR (iii) ANY NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT OF THIS AGREEMENT, ANY OF THE OBLIGATIONS, ANY COLLATERAL OR ANY OTHER LOAN DOCUMENT AND (b) CERTIFIES THAT (i) NEITHER BANK, ANY AFFILIATE OF BANK NOR ANY REPRESENTATIVE OF BANK OR ANY SUCH AFFILIATE HAS REPRESENTED TO PLEDGOR THAT BANK OR ANY SUCH AFFILIATE WILL NOT SEEK TO ENFORCE THE WAIVER MADE BY PLEDGOR IN THIS PARAGRAPH, AND (ii) PLEDGOR HAS BEEN REPRESENTED (OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE NEGOTIATION, DRAFTING AND SIGNING OF THIS AGREEMENT AS NECESSARY AND APPROPRIATE BY INDEPENDENT LEGAL COUNSEL.

14.      Notices. All notices, requests and demands which any party is required or may desire to give must be made in writing, to Pledgor at its address first set forth above to the Attention: Tammy Tipton, Email: Tammy.Tipton@cnl.com, with a copy to Kaki Rawls, Email: Kaki.Rawls@cnl.com, to Bank at its address at 579 Fifth Avenue, New York, NY 10017, Attention: Maria Romero, Email: maromero@valley.com with a copy to Bank’s office at 113 E Whiting Street, Tampa, FL 33602, Attention: Benjamin Powers, Email: bpowers@valley.com, or to such other address as any party may designate by written notice to all other parties. Each such notice, request and demand shall be deemed given or made as follows: (a) if sent by hand delivery, upon delivery; (b) if sent by mail, upon the earlier of the date of receipt or three (3) days after deposit in the U.S. mail, first class and postage prepaid; and (c) if sent by other means, one day after transmission or shipment. Without limiting the foregoing, first class mail, facsimile transmission and commercial courier service are hereby agreed to as acceptable methods for giving notices hereunder. No notice to or demand on Pledgor will entitle Pledgor to any other or further notice or demand in the same, similar or other circumstance.

15.      Costs and Expenses. Pledgor shall reimburse Bank immediately upon demand the full amount of all payments, advances, charges, costs and expenses, whether or not collection is instituted hereon, including in-house or outside attorneys’ fees, expended or incurred by Bank in connection with (a) the negotiation and preparation of this Agreement and the other Loan Documents, Bank’s continued administration hereof and thereof, and the preparation of amendments and waivers hereto and thereto, including without limitation all costs incidental thereto and costs of the custody, care, collection, repair, storage, preparation for sale, actual or attempted disposition of, protection and preservation of the Collateral (including without limitation insurance premiums and sales commissions), (b) the enforcement of Bank’s rights and/or the collection of any amounts which become due to Bank under this Agreement or any of the Loan Documents, and (c) the prosecution or defense of any action in any way related to this Agreement, or any of the Loan Documents, including without limitation, any action for declaratory relief, whether incurred at the trial or appellate level, in any civil action, lawsuit, arbitration proceeding or otherwise, and including any of the foregoing incurred in connection with any bankruptcy proceeding (including without limitation, any adversary proceeding, contested matter or motion brought by Bank or any other person) relating to Pledgor or any other person or entity.

16.      Entire Agreement. This Agreement constitutes the entire agreement between Pledgor and Bank with respect to the subject hereof and supersedes all prior written and oral negotiations, representations, promises, communications and agreements concerning the subject matter hereof. Pledgor and Bank agree that any inconsistency or discrepancy between the provisions of this Agreement and any other documentation evidencing or governing the Obligations shall be resolved in the manner most favorable to Bank.

17.      Severability. The provisions of this Agreement are severable and if any waiver or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall not in any manner affect or invalidate such provision in any other jurisdiction or any other provision of any of the Loan Documents in any jurisdiction.

18.      Limitation of Liability. To the fullest extent permitted by applicable law, Pledgor shall not assert, and hereby waives any claim against Bank, on any theory of liability, for special, indirect, consequential or punitive damages arising out of, in connection with or as a result of, this Agreement, any of the other Loan Documents, the transactions contemplated hereby or thereby or any extension of credit or the use of the proceeds thereof.

19.      Amendments, Modifications, Etc. No amendment, modification or waiver of any provision of this Agreement or consent to any departure by Pledgor therefrom shall be effective unless the same shall be in writing and signed by Bank or other party to be charged, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Notwithstanding the foregoing, Bank may modify this Agreement for the purposes of completing missing content or correcting erroneous content, without the need for a written amendment, provided that Bank shall send a copy of any such modification to Pledgor.

20.      No Waiver; Remedies. No failure on the part of Bank to exercise, and no delay in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise by Bank of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies herein provided are cumulative and not exclusive of any other remedies provided hereunder or by any other instrument or document or under applicable law.

21.      Successors and Assigns; Assignments. This Agreement and the terms hereof shall be binding upon and inure to the benefit of Bank and its successors and assigns, including subsequent holders hereof, and Pledgor and its legal representatives, successors and assigns; provided, however, that Pledgor may not assign or transfer its interests or rights hereunder (whether by operation of law or otherwise) without Bank’s prior written consent, which Bank may withhold, for any reason or no reason, in its sole and absolute discretion. Bank reserves the right to sell, assign, transfer, negotiate or grant participations in all or any part of, or any interest in, Bank’s rights and benefits hereunder, whether in or to the Obligations, the Collateral or otherwise. In connection therewith, Bank may disclose all documents and information which Bank now has or hereafter may acquire relating to any credit accommodation subject hereto, Pledgor, its business, or any Collateral. Further, Bank may at any time pledge or assigned a security interest in all or any portion of its rights under this Agreement and the other Loan Documents to secure obligations to a Federal Reserve Bank or Federal Home Loan Bank, provided that no such pledge or assignment of a security interest shall release Bank from any of its obligations under the Loan Documents or substitute any such pledges or assignee as a party.

22.      Counterparts; Electronic Transmission. This Agreement may be executed in any number of counterparts, each of which, when so executed, shall be deemed to be an original and all of which, taken together, shall constitute one and the same Agreement. Delivery of any executed counterpart of this Agreement by electronic transmission shall be effective as delivery of a manually executed counterpart hereof. Information and documents relating to this Agreement and the credit accommodations provided for herein may be transmitted through electronic means. This Agreement may be executed and authenticated by each party by electronic or digital means, and each party hereto expressly consents to the use of an electronic version of this agreement to embody the entire agreement and understanding between us. An authorized, electronically-affixed or digitally-affixed signature, when received shall be binding for all purposes as if an original signature.

23.      Patriot Act. Bank hereby notifies you that pursuant to the requirements of the USA Patriot Act, Title III of Pub. L. 107-56 (signed into law October 26, 2001) (the “Patriot Act”), Bank is required to obtain, verify and record information that identifies Pledgor, which information includes the name, address, tax identification number and other information regarding Pledgor that will allow Bank to identify Pledgor in accordance with the Patriot Act. In that connection, Bank may also request corporate formation documents, or other forms of identification, to verify information provided.

24.      Indemnity. Pledgor agrees to indemnify each of Bank, each legal entity, if any, who controls, is controlled by or is under common control with Bank, and each of their respective directors, officers and employees (the “Indemnified Parties”), and to defend and hold each Indemnified Party harmless from and against any and all claims, damages, losses, liabilities and expenses (including all fees and charges of external counsel with whom any Indemnified Party may consult and all expenses of litigation and preparation therefor) which any Indemnified Party may incur or which may be asserted against any Indemnified Party by any person, entity or governmental authority (including any person or entity claiming derivatively on behalf of Pledgor), whether in connection with or arising out of or relating to (a) the matters referred to in this Agreement or in the other Loan Documents or the use of any advance thereunder, (b) any breach of a representation, warranty or covenant by Pledgor, or (c) any suit, action, claim, proceeding or governmental investigation, pending or threatened, whether based on statute, regulation or order, or tort, or contract or otherwise, before any court or governmental authority based upon or arising out of any of the Obligations, or any relationship or agreement between Bank and Borrower or Guarantor, or any creditor of Borrower or any other matter, relating to Borrower or the Obligations; provided, however, that the foregoing indemnity agreement shall not apply to any claims, damages, losses, liabilities and expenses solely attributable to an Indemnified Party’s gross negligence or willful misconduct, as determined by a final and non-appealable decision of a court of competent jurisdiction. The indemnity agreement contained in this Section shall survive the termination or revocation of this Agreement, payment of any advance hereunder and the assignment of any rights hereunder, or entry of judgment hereon. Pledgor may participate at its expense in the defense of any such action or claim.

25.      Further Assurances; Corrections of Defects. Pledgor intending to be legally bound hereby, agrees to promptly correct any defect, error or omission, upon the request of Bank, which may be discovered in the contents of this Agreement or any other document evidencing or securing the Obligations, or in the execution or acknowledgement hereof, and Pledgor will execute, or re-execute, acknowledge and deliver such further instruments and do such further acts as may be necessary or as may be reasonably requested by Bank to satisfy the terms and conditions of this Agreement, and all documents executed in connection therewith, including but not limited to the recording, filing or perfecting of any document given for securing and perfecting liens, mortgages, security interests and interests to secure the Obligations.

Version-2a

[NO FURTHER TEXT, SIGNATURES FOLLOW ON NEXT PAGE]

Pledgor acknowledges that he, she or it has read and understood all provisions of this Agreement, including the waiver of jury trial, and has been advised by counsel as necessary and appropriate.

Intending to be legally bound hereby, Pledgor has executed this agreement as of the date set forth above.

PLEDGOR:

CNL STRATEGIC CAPITAL, LLC

By:	/s/ Tammy Tipton
	Name:	Tammy Tipton
	Title:	Chief Financial Officer

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